UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

FEDEX CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-15829	62-1721435
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 818-7500

(Former name or former address if changed since last report.)

FEDERAL EXPRESS CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-7806	71-0427007
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 369-3600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

On April 30, 2010, FedEx Corporation’s wholly owned subsidiary Federal Express Corporation (“FedEx Express”) and The Boeing Company (“Boeing”) entered into Supplemental Agreement No. 8 (and related side letters) (the “Supplemental Agreement”) to Purchase Agreement Number 3157 dated as of November 7, 2006 between Boeing and FedEx Express related to Boeing Model 777-Freighter (B777F) aircraft (the “Boeing Purchase Agreement”).

In the Supplemental Agreement, FedEx Express agreed to purchase four additional B777F aircraft from Boeing: one of which is expected to be delivered in FedEx’s fiscal year ending May 31, 2012, and three of which are expected to be delivered in fiscal 2013. A copy of the Supplemental Agreement will be filed as an exhibit to FedEx’s annual report on Form 10-K for fiscal 2010.

Separate from the Boeing Purchase Agreement, FedEx Express has entered into a letter of intent to acquire two B777F aircraft from another party. The acquisition of these two aircraft is subject to the negotiation and execution of a definitive purchase agreement, as well as the satisfaction of certain conditions precedent.

Accordingly, FedEx Express has agreed (or entered into a letter of intent) to purchase a total of 38 B777F aircraft (34 from Boeing and four from other parties) and holds options to purchase up to 15 additional B777F aircraft from Boeing.

To date, a total of six B777F aircraft have been delivered to FedEx Express. The remaining 32 B777F aircraft are currently expected to be delivered as follows:

•	Six in fiscal 2011;

•	Five in fiscal 2012;

•	Five in fiscal 2013;

•	Three in fiscal 2014;

•	Three in fiscal 2015; and

•	Ten thereafter.

FedEx’s capital expenditures for fiscal 2010 are still expected to be approximately $2.9 billion.

Certain statements in this report are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to future events and financial performance. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated (expressed or implied) by such forward-looking statements, because of, among other things, the risks and uncertainties you can find in our press releases and other SEC filings, including the risk factors identified under the heading “Risk Factors” in “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in our most recent annual report on Form 10-K, as updated by our quarterly reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: May 6, 2010

By: /s/ HERBERT C. NAPPIER
Herbert C. Nappier
Staff Vice President and
Corporate Controller

Federal Express Corporation

Date: May 6, 2010

By: /s/ J. RICK BATEMAN
J. Rick Bateman
Vice President and
Worldwide Controller

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